SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                 ___________________



                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
           September 22, 1995


                              THE HILLHAVEN CORPORATION
                (Exact name of registrant as specified in its charter)


               Nevada                  1-10426              91-1459952
          (State or other            (Commission         (I.R.S. Employer
          jurisdiction of            File Number)       Identification No.)
           incorporation)

          1148 Broadway Plaza, Tacoma, Washington              98402
          (Address of principal executive offices)          (Zip Code)

          Registrant's telephone number, including area code:
           (206) 572-4901





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          Item 5.   Other Events.

               On September 22, 1995, The Hillhaven Corporation (the "Company") announced operating results for its first quarter ended August 31, 1995. A copy of the Company's press release is attached as Exhibit 99.01 hereto and by this reference is incorporated herein.

                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE HILLHAVEN CORPORATION



                                        By:  _________________________
                                             Richard P. Adcock
                                             Senior Vice President,
                                               Secretary and General
                                               Counsel

          Dated:  September 26, 1995




























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                                    EXHIBIT INDEX



          Exhibit 99.01  Press Release dated September 22, 1995

























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